Exhibit 10.1

CONTRIBUTION AGREEMENT
THIS CONTRIBUTION AGREEMENT (this "Agreement"), dated as of December 31, 2018, is entered into by and among TC PipeLines GP, Inc., a Delaware corporation ("TC PipeLines GP"), TC PipeLines, LP, a Delaware limited partnership ("TC PipeLines") and TC PipeLines Intermediate GP, LLC, a Delaware limited liability company ("TCP Intermediate GP").
WHEREAS, prior to the transactions contemplated by this Agreement, TC PipeLines GP, Inc. owns a 1.0101% general partner interest, and TC PipeLines owns a 98.9899% limited partner interest, in each of TC GL Intermediate Limited Partnership, a Delaware limited partnership ("GL Intermediate"), TC PipeLines Intermediate Limited Partnership, a Delaware limited partnership ("PipeLines Intermediate") and TC Tuscarora Intermediate Limited Partnership, a Delaware limited partnership ("Tuscarora Intermediate", and together with GL Intermediate and PipeLines Intermediate, the "Intermediate Partnerships");
WHEREAS, in connection with the transactions contemplated by this Agreement, TC PipeLines GP has formed TCP Intermediate GP;
WHEREAS, TC PipeLines GP desires to contribute and assign its 1.0101% general partner interest in each of the Intermediate Partnerships to TCP Intermediate GP, and TCP Intermediate GP desires to effect such contribution and assignment; and
WHEREAS, TC PipeLines GP further desires to contribute and assign its 100% membership interest in TCP Intermediate GP to TC PipeLines in exchange for the issuance of a 1.00% general partner interest in TC PipeLines, and TCP PipeLines desires to effect such contribution and assignment and issuance.
NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement undertake and agree as follows:
ARTICLE I
REORGANIZATION
Section 1. Contribution by TC PipeLines GP of General Partner Interests in Intermediate Partnerships.  TC PipeLines GP hereby irrevocably contributes, assigns, conveys and transfers the 1.0101% general partner interest in each of the Intermediate Partnerships, as a capital contribution, to TCP Intermediate GP, and TCP Intermediate GP hereby acquires and accepts such general partner interests.
Section 2. Contribution by TC PipeLines GP of Membership Interest in TCP Intermediate GP.  TC PipeLines GP hereby irrevocably contributes, assigns, conveys and transfers a 100% membership interest in TCP Intermediate GP to TC PipeLines, and TC PipeLines hereby acquires and accepts such membership interest.
Section 3. Issuance by TC PipeLines of General Partner Interest.  In exchange for the contribution set forth in Section 2, TC PipeLines hereby issues a 1.00% general partner interest to TC PipeLines GP, and TC PipeLines GP hereby acquires and accepts such general partner interest.
Section 4. Effective Time.  This Agreement shall be effective immediately upon the execution and delivery by each of the parties hereto, and the transactions set forth in this Article I shall take place in the order set forth herein.
  ARTICLE II
MISCELLANEOUS
Section 1. Assurances.  From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.
Section 2. Successors and Assigns.  The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.
Section 3. No Third Party Rights.  The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
Section 4. Counterparts.  This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.
Section 5. Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction shall apply.
Section 6. Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement.  Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.
Section 7. Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.
Section 8. Conflicts.  Nothing in this Agreement shall be construed as an agreement to assign any asset, or any interest therein, that is subject to any agreement that, by its terms or pursuant to applicable law, is not capable of being sold, assigned, transferred or delivered without the consent or waiver of a third party or a governmental authority unless and until such consent or waiver shall be given.
Section 9. Deed; Bill of Sale; Assignment.  To the extent required and permitted by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the assets and interests referenced herein.
Section 10. Integration.  This Agreement and the instruments referenced herein or appended hereto supersede all previous understandings or agreements between the parties hereto, whether oral or written, with respect to its subject matter.  This document and the instruments referenced herein or appended hereto contain the entire understanding of the parties hereto with respect to such subject matter.  No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.
Section 11. Waiver of Transfer Restrictions.  Each of TC PipeLines GP and TC PipeLines, in their respective capacities as the sole general partner and sole limited partner of each of the Intermediate Partnerships agrees that, by entering into this Agreement, it hereby waives the restrictions contained in Section 4.2 of (i) the Amended and Restated Agreement of Limited Partnership of GL Intermediate, dated December 22, 2006, (ii) the Amended and Restated Agreement of Limited Partnership of PipeLines Intermediate, dated May 28, 1999 and (iii) the Amended and Restated Agreement of Limited Partnership of Tuscarora Intermediate, dated July 19, 2000, in each case, relating to the transfer of TC PipeLine GP's transfer of its general partner interest in such Intermediate Partnership.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto effective as of the date first above written.

TC PIPELINES GP, INC.

By:         /s/ Nathan Brown
Name:    Nathan Brown
Title:	President

By:         /s/ Jon A. Dobson
Name:    Jon A. Dobson
Title:	Secretary

TC PIPELINES, LP

BY: TC PIPELINES GP, INC., ITS GENERAL PARTNER

By:         /s/ Nathan Brown
Name:    Nathan Brown
Title:	President

By:         /s/ Jon A. Dobson
Name:    Jon A. Dobson
Title:	Secretary

 TC PIPELINES INTERMEDIATE GP, LLC

BY: TC PIPELINES GP, INC., ITS SOLE MEMBER

By:         /s/ Nathan Brown
Name:    Nathan Brown
Title:	President

By:         /s/ Jon A. Dobson
Name:    Jon A. Dobson
Title:	Secretary